UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2024

Middle Market Apollo Institutional Private Lending

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56645	93-4353274
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

9 West 57th Street
New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(212) 515-3450

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 16, 2024, Fabrizio Bocciardi, a trustee on the Board of Trustees (the “Board”) of Middle Market Apollo Institutional Private Lending (the “Company”), informed the Company of his decision to resign as a member of the Board, effective September 16, 2024. Mr. Bocciardi’s decision to resign from the Board was not the result of any dispute or disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

On September 16, 2024 the Board of the Company appointed James S. Harper to the Board as trustee, effective as of September 16, 2024.

Mr. Harper is a Director in Credit Investments at Mubadala Investment Company PJSC (“Mubadala”), the sovereign investment company of the government of Abu Dhabi. He joined Mubadala in 2018 and is a leading member of the team which currently manages a private credit portfolio of over $15 billion across the United States, Europe and Asia. He has over 23 years of credit experience across a variety of asset classes, including leveraged loans, project finance, real estate and asset-based financing. Prior to joining Mubadala, he was a Managing Director and Head of Underwriting at Mubadala GE Capital in Abu Dhabi and a Vice President at GE Capital in the European Leveraged Finance Team in London, having started his career at Credit Suisse First Boston within the Project Finance group. Mr. Harper holds a Master of Arts in Biological Science from the University of Oxford.

Mr. Harper has not been elected to serve as a trustee pursuant to any agreement or understanding with the Company or any other person and there are no transactions in which Mr. Harper has an interest requiring disclosure under Item 404(a) of Regulation S-K. Mr. Harper will not receive compensation from the Company in his capacity as trustee as the Company does not pay compensation to its trustees who are considered “interested persons,” as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLE MARKET APOLLO INSTITUTIONAL PRIVATE LENDING

Date: September 16, 2024

	By:	Kristin Hester
	Name:	Kristin Hester
	Title:	Chief Legal Officer, Secretary and Vice President